UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

MARRIOTT VACATIONS WORLDWIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35219	45-2598330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 206-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On April 30, 2018, Marriott Vacations Worldwide Corporation, a Delaware corporation (the “Company” or “Marriott Vacations”), ILG, Inc. (“ILG”), Ignite Holdco, Inc., a Delaware corporation and wholly-owned direct subsidiary of ILG (“Holdco”), Ignite Holdco Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco (“Ignite Holdco Sub”), Volt Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of Marriott Vacations (“Volt Corporate Merger Sub”), and Volt Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Marriott Vacations (“Volt LLC Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will acquire ILG in a series of transactions and stockholders of ILG will receive 0.165 shares of common stock, par value $0.01 per share, of the Company (the “Stock Consideration”), and $14.75 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”), for each share of common stock, par value $0.01 per share, of ILG (the “ILG Common Stock”) such stockholders of ILG own.

The transaction will occur through multiple steps. First, Ignite Holdco Sub will be merged with and into ILG (the “ILG Merger”), with ILG as the surviving entity (the “Initial ILG Surviving Corporation”). At the effective time of the ILG Merger, each share of ILG Common Stock issued and outstanding immediately prior to the effective time of the ILG Merger will be converted into the right to receive one share of common stock, par value $0.01 per share, of Holdco (the “Holdco Common Stock”).

Immediately following the effectiveness of the ILG Merger, the Initial ILG Surviving Corporation will be converted from a Delaware corporation into a Delaware limited liability company (the “ILG LLC Conversion”). Immediately following the ILG LLC Conversion, Volt Corporate Merger Sub will be merged with and into Holdco (the “Initial Holdco Merger”), with Holdco as the surviving entity in the Initial Holdco Merger (the “Initial Holdco Surviving Corporation”). At the effective time of the Initial Holdco Merger, each share of Holdco Common Stock will be converted into the right to receive the Merger Consideration.

Finally, immediately following the effectiveness of the Initial Holdco Merger, the Initial Holdco Surviving Corporation will be merged with and into Volt LLC Merger Sub (the “Final Holdco Merger” and, together with the ILG Merger, the ILG LLC Conversion and the Initial Holdco Merger, the “Combination Transactions”), with Volt LLC Merger Sub as the surviving entity in the Final Holdco Merger.

Consummation of the Combination Transactions is subject to customary conditions, including customary conditions relating to (i) the approval of the issuance of the Stock Consideration by the Company by a majority of the votes cast at a duly convened meeting of the stockholders of the Company (the “Company Stockholder Approval”), (ii) the approval of the ILG Merger and the Initial Holdco Merger by holders of a majority of the outstanding shares of ILG Common Stock entitled to vote thereon at a duly convened meeting (the “ILG Stockholder Approval”) and (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory approvals. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company and ILG. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Combination Transactions without the other party’s consent. The Merger Agreement also contains “no shop” provisions that restrict the Company’s and ILG’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire the Company or ILG, as applicable, and the Company and ILG have each agreed to certain terms relating to their ability to respond to such proposals. In addition, the Merger Agreement requires that, subject to certain exceptions, the board of directors of the Company recommend that the Company’s stockholders approve the issuance of the Stock Consideration and that the board of directors of ILG recommend that ILG’s stockholders approve the ILG Merger and the Initial Holdco Merger.

Prior to obtaining the Company Stockholder Approval, the Company’s board of directors may, among other things, (i) withhold, withdraw, modify or qualify its recommendation of the Combination Transactions or approve, endorse or recommend any Volt Alternative Transaction (as defined in the Merger Agreement) or (ii) terminate the Merger Agreement to enter into an agreement providing for a Volt Superior Proposal (as defined in the Merger Agreement), subject to complying with notice and other specified conditions, including giving ILG the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and the payment of the Termination Fee (as defined below). ILG has reciprocal rights and obligations under the Merger Agreement.

The Merger Agreement contains specified termination rights for the parties and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company or ILG to enter into a definitive agreement for an acquisition proposal that constitutes a Volt Qualifying Transaction or an Ignite Qualifying Transaction, as applicable (each as defined in the Merger Agreement), the Company or ILG, as applicable, will be required to pay a termination fee equal to $146 million (such amount, the “Termination Fee”).

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Voting and Support Agreement

Concurrently with and as a condition to the execution of the Merger Agreement, the Company entered into a voting and support agreement (the “Voting Agreement”) with ILG, Qurate Retail, Inc., (“Qurate”) and Liberty USA Holdings, LLC (“Liberty”), a wholly-owned subsidiary of Qurate.

Qurate is the beneficial owner, and Liberty is the record and beneficial owner of approximately 13.4% of the currently outstanding shares of ILG Common Stock. Subject to certain exceptions set forth therein, Qurate has agreed to vote all of its shares of ILG Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby and has also agreed to vote its shares of ILG Common Stock against any Competing Proposal (as defined in the Voting and Support Agreement) and any actions that are intended to prevent or delay the consummation of the Combination Transactions.

The foregoing summary description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting and Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 8.01.	Other Events

The Company intends to finance the Combination Transactions through a combination of cash on hand and debt financing. Concurrently with the signing of the Merger Agreement, the Company entered into a bridge facility commitment letter (the “Commitment Letter”), dated April 30, 2018, with JPMorgan Chase Bank, N.A., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated for a $2.45 billion senior unsecured bridge facility (the “Facility”), which Commitment Letter and the commitments contemplated thereby will terminate five business days after the date that is six months following the date of the Merger Agreement, subject to two automatic three-month extensions of the Commitment Letter in the event that the termination date with respect to the Merger Agreement is so extended. The funding of the Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Facility in accordance with the terms sets forth in the Commitment Letter, and (ii) the consummation of the Combination Transactions in accordance with the Merger Agreement.

On April 30, 2018, Marriott Vacations and ILG issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding ILG’s and the Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of ILG and the Company; our beliefs relating to value creation as a result of a potential combination of ILG and the Company; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding ILG’s and the Company’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such `as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in Part I of our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as on the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on

Forms 10-Q and 8-K.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between ILG and the Company, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that ILG’s stockholders may not approve the proposed transactions; the possibility that the Company’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of ILG and the Company will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of ILG and the Company described in their respective filings with the SEC, when reviewing any forward-looking statement . These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

IMPORTANT INFORMATION AND WHERE TO FIND IT

The proposed transaction involving the Company and ILG will be submitted to ILG’s stockholders and the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for ILG’s stockholders and the Company’s stockholders to be filed with the SEC. ILG will mail the joint proxy statement/prospectus to its stockholders, the Company will mail the joint proxy statement/prospectus to its stockholders and ILG and The Company will file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that the Company or ILG may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (if and when they become available) and any other documents filed or furnished by the Company or ILG with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from the Company by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com.

PARTICIPANTS IN THE SOLICITATION

The Company, ILG, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018, and in its definitive proxy statement filed with the SEC on April 3, 2018, and information about ILG’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 1, 2018 and in its definitive proxy statement filed with the SEC on April 3, 2017. These documents are available free of charge from the sources indicated above, and from the Company by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement, the joint proxy statement/prospectus and other relevant materials the Company and ILG file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 30, 2018, by and among Marriott Vacations Worldwide Corporation, ILG, Inc., Ignite Holdco, Inc., Ignite Holdco Subsidiary, Inc., Volt Merger Sub, Inc., and Volt Merger Sub LLC.*

10.1	Voting and Support Agreement dated as of April 30, 2018, by and among ILG, Inc., Marriott Vacations Worldwide Corporation, Qurate Retail, Inc., and Liberty USA Holdings, LLC.

99.1	Joint press release issued April 30, 2018 by Marriott Vacations Worldwide Corporation and ILG, Inc., announcing their entry into the Merger Agreement.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies to the SEC of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2018	MARRIOTT VACATIONS WORLDWIDE CORPORATION

	By:	/S/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial and Administrative Officer

[Signature Page to Form 8-K]